SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2004

(Date of Report)

(Date of Earliest Event Reported)

WATCHGUARD TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26819 (Commission File No.)	91-1712427 (IRS Employer Identification No.)

505 Fifth Avenue South, Suite 500, Seattle, WA 98104 (Address of Principal Executive Offices, including Zip Code)

(206) 521-8340 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, WatchGuard Technologies, Inc. announced its financial results for the quarter ended September 30, 2004. A copy of the press release related to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release of WatchGuard Technologies, Inc. dated October 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHGUARD TECHNOLOGIES, INC.

Date: October 28, 2004	By:	/S/ JAMES A. RICHMAN
	Name: Its:	James A. Richman Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of WatchGuard Technologies, Inc. dated October 28, 2004